Exhibit 32.2
Section 1350 Certification
      In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul N. Saleh, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.§ 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:
      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 10, 2005

/s/ Paul N. Saleh
_______________________________________ Paul N. Saleh
Chief Financial Officer